Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

          In connection with the Quarterly Report of HENRY BROS. ELECTRONICS, INC. (the “Company”) on Form 10-Q for the Quarter Ended March 31, 2006 as filed with the Securities and Exchange Commission on the date thereof (the “Report”), we, James E. Henry, Irvin F. Witcosky and Philip A. Timpanaro, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Section 1350) that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.	The information contained in the Report fairly presents, in all material; respects, the financial condition and results of operations of the company.

/s/ James E. Henry

Name: James E. Henry
Chief Executive Officer

/s/ Irvin F. Witcosky

Name: Irvin F. Witcosky
Chief Operating Officer

/s/ Philip A. Timpanaro

Name: Philip A. Timpanaro
Chief Financial Officer

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